SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                  ________


                                  FORM 8-K

                               CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934



  Date of report  (Date of earliest event reported):  June 30, 1994




                          AMDURA Corporation
      (Exact name of registrant as specified in its charter)


      Delaware                   1-5027               41-0121800
(State or other jurisdiction   (Commission          (IRS Employer
  of incorporation)            File Number)        Identification No.)


    2801 Dawson Road, Tulsa, Oklahoma                     74110
  (Address of principal executive offices)              (Zip code)



Registrant's telephone number, including area code: (918) 838-0119














                               Page 1 of 5 Pages

Item 5.  Other Events


     On June 30, 1994, AMDURA Corporation issued a press release regarding the expiration on July 9, 1994 of its outstanding Warrants to purchase shares of its Common Stock, par value $.01 per share. A copy of the press release is filed as Exhibit 99 hereto.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


     (c)Exhibits.   The following exhibit is filed as part of
                    this Current Report on Form 8-K:

               Description                 Exhibit No.

       Press Release of AMDURA Corporation
       issued on June 30, 1994                 99

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             AMDURA CORPORATION


Date:  July 11, 1994       By:   /s/ C. DAVID BUSHLEY
                                C. David Bushley
                                Senior Vice President,
                                Finance and Administration
                                and Chief Financial Officer

                           EXHIBIT INDEX


                                                  Sequential
     Exhibit No.              Description           Page No.

         99            Press Release of Amdura
                  Corporation issued June 30, 1994     5